                                                                   EXHIBIT 10.28

                              Master Agreement

                                   between

                 Vicinity Corporation and AltaVista Company

                           Agreement No. 00400154







































[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              Master Agreement

                                  Between

                 Vicinity Corporation and AltaVista Company


This is the Master Agreement ("Agreement") between AltaVista Company, a Delaware corporation (hereinafter referred to as "AltaVista") with an address for purposes of this Agreement at 111 Theory, Irvine, CA 92612, and Vicinity Corporation, a California corporation (hereinafter referred to as "Vicinity") with an address at 1135A San Antonio Road, Palo Alto, CA 94303-4310 with an effective date of January 11, 2000 ("Effective Date").

The parties intend to create a strategic relationship which includes, but is not limited to, the following objectives:

 .  Vicinity to provide AltaVista with technologies for selected services available within AltaVista's shopping services such as yellow pages.
 .  Provide end users with an enriched shopping experience by providing rich product information for local online and offline purchasing opportunities.
 .  Establish a leadership position in the web-based shopping services space.
 . Provide enhanced services for online and offline merchants by presenting product availability by brand, category, * * * * to the extent such information is available.
 .  Create a * * * *  merchant initiative that provides for product integration and services within the AltaVista shopping services.
 . Develop an overall merchant acquisition strategy that provides increased benefits for web--based shopping and web-based location of local merchants while maintaining a competitive advantage within the AltaVista/Vicinity affiliation.
 . Jointly develop a strategy and execution plan to integrate the sales efforts of both AltaVista and Vicinity to ensure that the supporting merchant base is expanded upon rapidly.
 .  Create a bundle of value added services for merchants that includes both
   * * * *  and * * * *
 .  Build on the competitive advantage created by the parties' affiliation.
 .  Become a leader in providing new technologies (products and services) in the industry.
 .  Work together on one or more * * * * initiatives similar to the * * * * web-
   based initiatives that the parties are currently discussing.
 . Lead the industry in the creation of world-class web-based shopping standards.









[*]=CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1)  Purpose.  Vicinity and AltaVista are interested in satisfying the needs of
    -------
    their respective customers and increasing the effective use and interoperability of their respective products and services. Vicinity has developed and intends to continue to develop infrastructure and services that integrate local merchants with online product locator services. AltaVista has developed and intends to continue to develop its online shopping service and to integrate both online and offline purchasing solutions.

    This Agreement describes the business relationship between the parties with respect to the foregoing.

2)  Organization Of This Agreement.  This Agreement contains the terms and
    ------------------------------
    conditions that will apply to all business transactions falling within the scope of this Agreement between the parties unless otherwise specified in one or more of the Project Statements. The purposes of this Agreement will be implemented through one or more Project Statements.

    a)  Types of Project Statements.  Under this Agreement, the parties may
        ---------------------------
        enter into Project Statements which include but are not limited to the following types:

        i)    Product Development Project Statement.
        ii)   Marketing Project Statement.
        iii)  Services Project Statement.
        iv)   Administrative Project Statements.
        v)    Joint Project Statements.

    b)  Contents of Each Project Statement.  Each Project Statement must
        ----------------------------------
        contain (or incorporate as attachments or by reference):

        i)    A reference to this Agreement by agreement number;
        ii) Designation of the names, business addresses, and telephone numbers of the Project Manager for the Project Statement (contact information);
        iii)  Amount, discounts, schedule and method of compensation, if any
        iv) Identification of any materials, deliverables and/or services to be provided to either party pursuant to the Project Statement and related technology ownership and license terms, including limitations, if any; and
        v) Timetable and location (if applicable) for performance and completion, including milestones, schedules and delivery dates, where appropriate.

    c) In addition, when applicable or appropriate, a Project Statement shall contain (or incorporate as attachments or by reference):

        i) Provision for written progress reports to be prepared by the Project Managers;
        ii) Acceptance standards for deliverables and/or reports, including any or all of the following:
              (1)  Documentation, specifications and standards;
              (2)  Quality standards;
              (3)  Performance specifications;
              (4)  Usability and architecture requirements;
              (5) A list and description of any equipment, components, and software to be supplied for use (specifying the party who is responsible for the supply of such equipment, component, or software) in connection with the Project Statement; and
              (6) Any limitation on the locations of performance or storage of AltaVista or Vicinity confidential information;
        iii) Resource requirements, including training and assignment of key personnel;
        iv)   Any applicable termination provisions; and
        v) A list of the trademarks licensed (if any) under the Project Statement and applicable guidelines and use restrictions, if any, for any such licensed trademarks.

3)  Definitions.  Unless the context clearly requires otherwise, the capitalized
    -----------
    terms used within Contract Documents shall have the same meaning as ascribed to the terms below.

    a)  Contract Documents - shall mean this Agreement, its attachments, its
        ------------------
        schedules and all Project Statements issued under this Agreement, and any amendments to the foregoing in effect from time to time during the term or terms of the applicable Contract Documents.

    b)  Deliverables - shall mean any materials or services which result from
        ------------
        performance by the parties under a Project Statement and which are required to be delivered in fulfillment of a Project Statement.

    c)  Documentation     - shall mean user manuals and other written materials
        -------------
        that relate to a particular product or service developed pursuant to a Project Statement, including but not limited to materials useful for design (for example, logic manuals, flow charts, and functional specifications), and machine-readable text or graphic files subject to display or print-out.

    d)  Invention - shall mean any idea, design, concept, technique,
        ---------
        invention, discovery or improvement whether or not patentable, that is conceived or reduced to practice by the inventing party in the performance of any Project Statement.

    e)  Licensed Work - shall mean any software, Documentation, Deliverable
        -------------
        or other proprietary technology licensed by one of the parties to the other pursuant to a Project Statement.

    f)  Updates - shall mean any modifications or revisions, other than a new
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        Version of software, Documentation or Deliverables that correct errors or provide other incidental corrections. Updates are typically identified by increases to the right of the decimal such as 1.x or 1.y.

    g)  Version - shall mean modifications or revisions that result from
        -------
        significant changes or functional additions to any product or service and related Documentation and Deliverables that provide additional value, utility, content and/or other significant enhancements. New Versions are typically identified by increases in the version number associated with the product or service to the left of the decimal such as 2.x to 3.y

    h)  Joint Invention - shall mean any idea, design, concept, technique,
        ---------------
        invention, discovery or improvement that is conceived or reduced to practice by the collaborative efforts of the representatives of Vicinity and AltaVista in the performance of any Project Statement.

4)  Trademarks.
    ----------

        Each party grants the other a non exclusive, non transferable, royalty free right to display during the Term of this Agreement the trademarks, tradenames, service marks and logos made available by such party for use only to fulfil the obligations under one or more Project Statements and for no other purpose. Such use shall be subject to the terms of this Agreement and/or the terms of a Project Statement. In the event that a party determines that the other's use of the applicable trademarks, tradenames, or service marks or logos is inconsistent with the applicable trademark or service mark owner's standard quality standards or the terms set forth in a Project Statement, then such party shall provide the non-conforming party with ten (10) days written notice to conform its use of the trademark, tradename, service mark or logo to the applicable standards. If after the ten (10) days notice, the non-conforming party fails to conform to the applicable trademark, tradename, service mark or logo to the standards of the requesting owner, then the owner of the marks shall have the right to immediately terminate the other party's right to use such marks under the terms of this Agreement or a Project Statement.

5)  Compensation.
    ------------

    a)  Compensation.  Any compensation due from one party to the other shall be
        ------------
        specified in a relevant Project Statement.

    b)  Payments.  Unless otherwise stated in a relevant Project Statement, any
        --------
        payments due hereunder, shall be due within forty-five (45) days of the invoice date and shall be payable in U.S. Dollars. Notwithstanding any other remedies available to either party under this Agreement or under applicable law, payment in arrears of more than forty-five (45) days shall bear interest from the date payment is due at the rate of one percent (1%) per month or the maximum rate permitted by law, unless the amount in arrears is disputed in good faith.

    c)  Audit.  The parties shall maintain complete and accurate accounting
        -----
        records, in accordance with generally acceptable accounting practices, to support and document any amounts due hereunder. Such records shall be retained for a period of at least two (2) years after the payments to which such records relate have been made. Each party shall, upon written request, during normal business hours, but not more frequently than once each calendar year, provide access to such accounting records to an independent accounting firm chosen and compensated by the requesting party, for purposes of audit. Such accounting firm shall be required to sign an agreement protecting the party's confidential information and shall be authorized to report only the amounts due and payable for the period requested. If any such audit reveals that the audited party has underpaid by more than five percent (5%) the amounts owed to the auditing party for the period covered by the audit, the audited party will promptly pay any shortfall and reimburse the auditing party for all expenses reasonably incurred by the auditing party in connection with the audit.

6)  Procedure For Entering Into Project Statements.  Each Project Statement
    ----------------------------------------------
    issued under this Agreement shall become effective only when executed by authorized representatives of both parties. Neither party gives any assurance as to the issuance or execution of any subsequent Project Statements. Each Project Statement entered into under this Agreement shall be construed to incorporate the provisions of, and to be governed by, this Agreement unless otherwise provided for in the Project Statement.

7)  Contract Administration.
    -----------------------

    a)  Executive Coordinator.  Upon the execution of this Agreement,
        ---------------------
        AltaVista and Vicinity shall each submit to the other party in writing the name, business address and telephone number of the Executive Coordinator(s) who shall be responsible for all overall matters pertaining to this Agreement and all other Contract Documents. The responsibilities of the Executive Coordinators are as follows:

        i) Administer and coordinate the overall aspects of the Contract Documents; and

        ii) Arrange meetings, visits and consultations between the parties concerning matters related to this Agreement and material performance issues or amendments related to a relevant Project Statement.

    b)  Project Management.  Unless otherwise specified in a Project Statement,
        ------------------
        the Project Manager shall be responsible for the design and development of Deliverables developed under a Project Statement; the Project Manager shall be responsible for providing customer requirements and testing the Deliverables. Each party shall have only one Project Manager for each Project Statement. All communications between the parties relating to technical performance and the preparation and the delivery of Deliverables under a Project Statement shall take place between the Project Managers named in the Project Statement. The additional responsibilities of the Project Manager with respect to the applicable Project Statements are as follows:

        i) Arrange meetings, visits and consultations between the parties concerning matters related to the applicable Project Statement;

        ii)   Chair periodic status reviews of the applicable Project Statement;

        iii) Coordinate amendments (including documenting and signing or initialing such amendments) to the Project Statements, to the extent the Project Managers are authorized to make such amendments;

        iv) Supervise submission and acceptance of all Materials pursuant to the Project Statement, including the delivery, testing and acceptance of Deliverables;

        v)    Supervise the transfer of any information as required hereunder;
              and

        vi) Prepare written progress reports required under this Agreement or a relevant Project Statement.

    c)  Changes in Coordinators.  Either party may replace any of the people
        -----------------------
        referenced in this Section by delivering written notice of the change to the other party. The notice must be signed by either the Executive Coordinator of the party making the change, or by an authorized signatory of that party. The notice shall set forth the name, business address and telephone number of the replacement.

8)  Changes To Contract Documents.
    -----------------------------

    a)  Changes.  Either party, through the respective Executive Coordinator or
        -------
        Project Manager, may propose changes to Contract Documents. Either party may at its sole option accept or reject changes proposed by the other.

    b)  Material Increases.  In the event that a party proposes changes which
        ------------------
        materially increase the other party's cost or work effort, such proposal shall include a proposed equitable adjustment in payments and/or schedule. Where the parties agree to make a change to the Contract Documents, the parties shall negotiate in good faith such change.

    c)  Amendments.  All changes to the Contract Documents must be made in
        ----------
        writing and executed by authorized representatives of both parties. The terms of the Agreement may only be changed by a written amendment referring to the clauses of the Agreement to be changed and signed by an authorized representative of each party. Amendments to terms and conditions of this Agreement implemented through a signed Project Statement shall be effective only with respect to that Project Statement.

    d)  Authority to Make Changes.  The parties' respective Project Manager
        -------------------------
        named in a Project Statement may propose, accept (by signature) and implement changes to technical aspects of such Project Statement provided such changes do not change dollar amounts or materially change Deliverables or time schedules. Changes in the Project Statement that involve adjustment in payments or material changes in Deliverable to time schedules require the approval of the parties' Executive Coordinators. Such changes are effective only if accepted (by signature) by both parties.

    e)  Changes Effective Upon Execution of Documentation.  No change or
        -------------------------------------------------
        amendment, including related modifications (if any) in payment obligations and schedules, shall be effective, nor shall it be implemented until it is:

        i)    reduced to a written amendment;

        ii) signed by the appropriate authorized representative of each party, as authorized by this Section; and

        iii) The terms of the Agreement may only be changed by a written amendment referring to the clauses of the Agreement to be changed and signed by the Executive Coordinator of each party or his or her designee. Each party assumes its risk of any work done or action taken by it based on oral statements, or on documents or notations, not in accordance with this Section.

9)  Progress Reports.  Unless otherwise provided in the applicable Project
    ----------------
    Statement, the Project Manager of one party shall provide to the Project Manager of the other party monthly written progress reports for such Project Statement specifying the current work progress level and identifying any problems that have been resolved and any problems that are unresolved, along with a projected date of resolution, changes in the assignment of its key employees, strikes and labor unrest, or unavailability of critical resources, or of any factor, event or anticipated event that may affect the ability to meet the requirements of any Project Statement.

10) Inventions & Ownership.
    ----------------------

    a)  Ownership of Inventions.  The inventing party shall own each Invention
        -----------------------
        made by its employees, applications filed thereon and patents issuing thereon except Joint Inventions which shall be jointly owned. Each party shall account to the other regarding any monies collected with respect to such Joint Inventions. With respect to Joint Inventions, Vicinity and AltaVista shall share equally in the expenses of seeking and maintaining patent protection. Either party may elect at its own expense to seek and maintain patent protection if the other party declines to share such expenses; such patent shall be in name of the party who registers the patent and the other party shall be given a free, perpetual license to use such patent.

    b)  Inventions Licenses.  Subject to a license being granted in a Project
        -------------------
        Statement, the licensing party hereby grants the other party a worldwide, nonexclusive, non-transferable and royalty-free license to the Inventions, but only as necessary to exercise the grant contained in such Project Statement. The license granted by the inventing party shall not include any right to sublicense without the consent of the inventing party.

    c)  No Other License.  Except as stated in this  Agreement, no license under
        ----------------
        any patents or patent applications arising out of any idea, design, concept, technique, invention, discovery or improvement made by either party shall be deemed granted, at any time to either party, whether expressly or by implication, estoppel, or otherwise.

    d)  Notice of Infringement.  If either party becomes aware that an item it
        ----------------------
        has produced under this Agreement infringes, or allegedly infringes, a patent of a third-party, that party agrees to notify the other party promptly in writing.

11) CONFIDENTIALITY AND INFORMATION EXCHANGE.
    ----------------------------------------

    a)  Exchange.  It is the intention of AltaVista and Vicinity to transfer
        --------
        and/or exchange information as may be essential for completing Project Statements under this Agreement and to explore other business relationships between the parties. Such information may be disclosed in oral, visual, or written form (including magnetic media). The obligations of the parties regarding confidentiality under this Agreement and any Project Statement entered into by the parties pursuant to the Agreement shall be governed by the Confidentiality and Nondisclosure Agreement between the parties dated January 11, 2000 or any renewals thereof.

    b)  Disclosure to Others.  Neither party shall disclose the financial terms
        --------------------
        and conditions under the Contract Documents to third parties, without the prior written consent of the other party. If, however, a party determines, upon the opinion of counsel, that disclosure regarding the Contract Documents and/or the relationship between the parties is required by law, then disclosure shall be permitted, but only after the nondisclosing party is given reasonable opportunity (upon not less than three (3) business days notice) to dispute the required disclosure. The non-disclosing party shall reasonably cooperate with the disclosing party to mitigate such required disclosure by taking reasonable steps to secure confidentiality through a protective order or other available protective procedures.

12) Proprietary Notices.
    -------------------

    a)  Copyright Notices.  Any publication by AltaVista or Vicinity of
        -----------------
        copyrighted works shall contain an appropriate copyright notice in accordance with, and in the form prescribed by the copyright statutes or by this Agreement or a Project Statement.

    b)  Vicinity Content.  All Vicinity content distributed under this Agreement
        ----------------
        shall include and display the copyright notices, trademarks and any other proprietary legends of Vicinity and Vicinity's licensors in the manner required by Vicinity, as set forth on the attached Schedule A as such Schedule may be amended from time to time by Vicinity upon written notice to AltaVista.

    c)  Modification of Copyright Notices.  Each party shall not alter, modify
        ---------------------------------
        or delete, obscure the other party's copyright notice statement without the other party's written consent.

13) Enforcement of Copyright and other Proprietary Rights.  Each party shall
    -----------------------------------------------------
    be responsible for maintaining the validity and enforceability of its copyrights and all other proprietary rights that it may have in all Licensed Works and Deliverables.

14) Representation And Warranties.  Each party makes the following
    -----------------------------
    representations and warranties for the benefit of the other, as a present and ongoing affirmation of facts in existence at all times when this Agreement is in effect:

    a)  Ownership and Authority.
        -----------------------

        i) EACH PARTY REPRESENTS AND WARRANTS (1) THAT IT IS THE SOLE OWNER OF ALL DELIVERABLES PROVIDED BY IT UNDER EACH PROJECT STATEMENT, OR HAS LICENSES FROM THIRD PARTIES TO PROVIDE ALL DELIVERABLES IDENTIFIED IN SUCH PROJECT STATEMENT AS BELONGING TO THIRD PARTIES, AND (2) THAT IT HAS FULL AND SUFFICIENT AUTHORITY TO GRANT THE RIGHTS AND OR LICENSES GRANTED TO THE OTHER PARTY IN THE CONTRACT DOCUMENTS.

        ii) EXCEPT AS EXPRESSLY SET FORTH IN THE CONTRACT DOCUMENTS, NEITHER PARTY MAKES ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO DELIVERABLES, LICENSED WORKS, INVENTIONS, JOINT INVENTIONS, DOCUMENTATION, INFORMATION OR ANY OTHER

              WORK OR OTHERWISE UNDER THE CONTRACT DOCUMENTS, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND TITLE.

    b)  No Extrinsic Assurances.  Each party represents and warrants that,
        -----------------------
        time during the term of this Agreement, it does not and will not rely on any promises, inducements, or representations made by the other with respect to the subject matter of such Contract Documents, nor on the expectation of any other business dealings with the other party, now or in the future, except as specifically provided in the Contract Documents.

15) INDEMNIFICATION.
    ---------------

    a)  Statement of Indemnification.  Each party that provides Deliverables
        ----------------------------
        under this Agreement agrees to defend and indemnify, at its expense, any suit, claim or the like against the party that receives the Deliverables to the extent such suit, claim or the like is based upon an assertion that (1) the licensing party does not have sufficient right, title and interest in the Deliverables to enter into, and/or convey the rights and licenses required by this Agreement, and/or (2) that the Deliverables infringe a patent, copyright, trademark, trade name, or trade secret of a third-party. The delivering party agrees to pay the amount of any settlement (with prior written approval by the delivering party), judgment, damages, costs (including reasonable attorney's fees) finally awarded in any such suit, claim or the like provided, that:

              (1)  The delivering party is notified promptly in writing of any notice of claim or of threatened or actual suit;
              (2)  The delivering party has sole control of the defense of such suit, claim or the like and related settlement
                   negotiations if any;
              (3) The receiving party cooperates in the defense and settlement of such suit, claim or the like at the expense of the delivering party; and
              (4) Any such settlement shall contain no admission of the delivering party's liability without the prior written approval of the delivering party.

        Following notice from the receiving party of a claim or of a threatened or actual suit, to the extent based on the above, the delivering party shall, at its expense, elect to 1) procure for the receiving party the right to continue to market, use, and/or have others market or use the allegedly infringing product, 2) replace or modify the same to make it non-infringing or 3) refund payment prorated to the receiving party for the alleged infringed Deliverables. If the delivering party elects to replace or modify such Deliverables such replacement shall substantially meet the specifications contained in the applicable Project Statement. Notwithstanding the foregoing, in the event that any settlement (with prior written approval by each party), judgment, damages, costs (including reasonable attorney's fees) finally awarded in any such suit related to a third party claim of infringement contemplated by this Section arises from or is related to a Joint Invention, the parties will equally share the burden of all such damages, costs and expenses.

    b)  Exceptions.  The delivering party assumes no liability arising from or
        ----------
        related to the combination of the Deliverables with other products or services not provided by the delivering party, if such infringement would have been avoided without such combination. The delivering party shall also have no indemnity obligation for claims resulting from compliance with the other party's specifications where the delivering party's method of compliance has been compelled by the terms of the other party's specifications.

    c)  Exclusive Statement.  This Section shall represent the entire and
        -------------------
        exclusive obligation of one party to the other regarding any claim of infringement.

16) TERM AND TERMINATION.
    --------------------

    a)  Stated Term of Agreement.  This Agreement shall be effective upon the
        ------------------------
        date specified at the beginning of this Agreement, and shall remain in force for a period of three (3) years, unless otherwise terminated as provided herein; provided, however, that this Agreement shall continue to remain in effect with respect to any Project Statement already in effect hereunder until such Project Statements are themselves terminated and/or performance thereunder is completed. After the initial three (3) year term, this Agreement shall automatically renew for additional one (1) year periods unless either party provides the other with written notice at least ninety (90) days or more prior to the end of any term.

    b)  Project Statement Terms.  The term of a Project Statement shall be
        -----------------------
        stated in the Project Statement.

    c)  Earlier Termination of the Agreement.  Either party may terminate this
        ------------------------------------
        Agreement for convenience upon not less than one hundred eighty (180) days' written notice to the other party; provided, however, that this Agreement shall continue to remain in effect with respect to any Project Statements already in effect hereunder until such Project Statements are themselves terminated in accordance with their respective terms and/or performance thereunder is completed.

    d)  Suspension of Link. In the event that a Project Statement creates a web
        ------------------
        site that is co-branded by both parties, either party may suspend the other party's rights to provide the co-branded web site upon thirty
        (30) days written notice to the other party (such notice specifying in reasonable detail the offending portions of the co-branded web site), if the suspending party, in its sole judgment, determines that the content of the co-branded site negatively affects that party.

    e)  Termination for Cause.  Either party may, at its option, terminate the
        ---------------------
        applicable Contract Documents in the event that the other party materially breaches a particular Contract Document and the breach remains uncured after a period of thirty (30) days from receipt of written notice of breach.

    f)  Termination Upon Certain Events.  Either party may terminate this
        -------------------------------
        Agreement immediately upon written notice if the other party (i) institutes bankruptcy or similar proceedings; (ii) has bankruptcy similar proceedings instituted against it, and such proceedings are not stayed or dismissed within sixty (60) days; or (iii) makes an assignment of property or assets for the benefit of its creditors.

    g)  Change of Control or Acquisition.  If a Change of Control to one of the
        --------------------------------
        parties to this Agreement occurs, the other party shall have the option to immediately terminate all of the Contract Documents with the exception of any Project Statement in progress, and have returned to it all Confidential Information then in the possession of the other party and any Deliverables provided under any of the Contract Documents. A Change of Control shall not be deemed to have occurred in the event that a party makes a registered public offering of its securities. For purposes of the foregoing, a "Change of Control" shall be deemed to have occurred with respect to a party if that party is involved in a merger, reorganization, stock sale or similar transaction with an entity (or its affiliates) that is reasonably deemed a competitor of the other party. In the event of a Change of Control, if the parties do not terminate all of the Contract Documents as provided above, the acquiring, surviving or purchasing entity (i) shall agree in writing to assume all of the rights and obligations under the unterminated Contract Documents and (ii) shall not be permitted to terminate any of the unterminated Contract Documents.

    h)  Survival.  In the event of any termination of this Agreement, Sections
        --------
        5, 10, 11, 12, 14, 15, 16, 17 and 19 shall survive and continue in effect to the extent necessary to protect the rights granted in the Contract Documents which expressly survive termination and shall inure to the benefit of and be binding upon the parties and their legal representatives, heirs, successors and assigns.

    i)  Effect of Termination. Upon any termination or expiration of the
        ----------------------
        Agreement or a Project Statement, each party agrees to return to the other party within thirty (30) days of the effective date of such termination or expiration, the confidential information and other materials provided to the other party.

17) LIMITATION OF LIABILITIES.  IN NO EVENT SHALL THE LIABILITY OF EITHER
    -------------------------
    PARTY ARISING OUT OF THIS AGREEMENT OR THE TERMINATION OF THIS AGREEMENT EXCEED THE NET AMOUNTS PAID BY ONE PARTY TO THE OTHER PARTY PURSUANT TO, AND DURING THE PREVIOUS TWELVE (12) MONTHS OF THIS AGREEMENT. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR LOST PROFITS, LOSS OF DATA, OR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES, HOWEVER CAUSED, WHETHER FOR BREACH OF CONTRACT, NEGLIGENCE OR OTHERWISE, AND WHETHER OR NOT IT HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS WILL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. THE FOREGOING ALLOCATION OF RISK IS REFLECTED IN THE FEES CHARGED UNDER THIS AGREEMENT.

18) FREEDOM OF ACTION.  Unless specifically set forth in a Project Statement
    -----------------
    or signed addendum to this Agreement, nothing in any Contract Document shall be construed as prohibiting or restricting either party from independently developing or acquiring and marketing materials and/or programs which are competitive with the Deliverables or from entering into similar agreement with other parties.

19) GENERAL.
    -------

    a)  Notice.  Unless otherwise agreed to by the parties, all notices required
        ------
        under this Agreement (except those relating to product pricing, changes and upgrades) shall be deemed effective when received and made in writing by either (i) registered mail, (ii) certified mail, return receipt requested, or (iii) overnight mail, addressed and sent to the attention:

        Vicinity:   Vicinity Corporation
                    11 Lafayette Street

                    Lebanon, NH
                    Attn: Marty Himmelstein


        AltaVista:  AltaVista Company
                    111 Theory
                    Irvine, CA 92679
                    Attn.: Director of Business Development

        with a copy of non-technical notices to:

        Vicinity:   Vicinity Corporation
                    1135A San Antonio Road
                    Palo Alto, CA 94303-4310
                    Attn: Director of Business Development - Bruce Horowitz

        AltaVista:  AltaVista Company
                    529 Bryant Street
                    Palo Alto, CA
                    Attn.: General Counsel

    b)  Construction.
        ------------

        i)    Headings.  The headings of this Agreement are provided for
              --------
              reference only and shall not be used as a guide to interpretation.

        ii)   Order of Precedence.  In rendering performance under this
              -------------------
              Agreement, each party shall comply with all applicable provisions contained in each of the Contract Documents. In the event of inconsistency between or among the various Contract Documents, the following order of precedence shall govern:

              (a) The Project Statements (including the terms specifically identified in a particular Project Statement as modifying or amending terms of this Agreement);
              (b) This Agreement and its attachments (other than Project Statements);

        iii)  Singular, Plural and Gender      .  When used in this Agreement,
              ---------------------------
              the singular includes the plural, the plural includes the singular and gender related pronouns include the feminine, masculine and neuter.

    c)  Independent Contractor.  Each party is and shall remain an
        ----------------------
        independent contractor with respect to all performance rendered pursuant to the Contract Documents. Neither party nor any employee thereof shall be considered an employee or agent of the other party for any purpose and shall have no authority to bind or make commitments on behalf of such other party for any purpose and shall not hold itself or themselves out as having such authority. Each party assumes full responsibility for its actions and the actions of its personnel in rendering performance pursuant to the Contract Documents, and each party shall have sole responsibility for the supervision, daily direction and control, payment of salary (including withholding of income taxes and social security), worker's compensation, disability benefits and the like of its personnel. Each party assumes full responsibility for the acts of all subcontractors.

    d)  Publicity.  Each party agrees to be a customer reference for the other
        ---------
        party's customer prospects' inquiries as well as press inquiries. It is understood that this will be a controlled effort and will be managed to ensure minimum impact on the parties. Either party may disclose the other as a customer or supplier of other party during the term of this Agreement or relevant Project Statement. The parties agree to issue press releases (separate or joint) relating to the parties' business relationship under this Agreement provided that such releases are coordinated on a mutually agreed upon time. No press releases or publicity statements, references to this Agreement or any Project Statements may be made without the express written approval of the other party.

    e)  Compliance with Laws.  Each party shall, at its own expense, comply
        --------------------
        with any governmental law, statute, ordinance, administrative order, rule or regulation relating to its duties, obligations and performance under the Contract Documents and shall procure all licenses and pay all fees and other charges required thereby.

    f)  Export of Technical Data.  The parties shall not, nor shall they
        ------------------------
        authorize or permit their employees, agents or subcontractors to, export or reexport any Deliverable, any technical information, or any process, product or service that is produced under the Contract Documents to any country specified as a prohibited destination in applicable national, state and local laws, regulations and ordinances, including the Regulations of the U.S. Department of Commerce and/or the U.S. State Department, without first obtaining government approval.

    g)  Taxes.  Each party shall have sole responsibility for the payment of
        -----
        all taxes and duties imposed by all governmental entities, as they pertain to its duties, obligations and performance under the Contract Documents.

    h)  Force Majeure.  Neither party shall be held liable for failure to
        -------------
        fulfill its obligations under the Contract Documents, if the failure is caused by flood, extreme weather, fire, or other natural calamity, acts of governmental agency, or similar causes beyond the control of such party.

    i)  Assignment.  Neither party may sell, transfer, assign, or subcontract
        ----------
        any right or obligation set forth in the Contract Documents, except as expressly provided herein or therein, without the prior written consent of the other party. Any act in derogation of the foregoing shall be null and void. Neither party may sell, transfer, assign, or subcontract this Agreement, except as expressly provided herein , without the prior written consent of the other party. Any act in derogation of the foregoing shall be null and void.

    j)  Governing Law.  The validity, construction, and performance of all
        -------------
        Contract Documents will be governed by the substantive law of the State of California (without reference to its conflicts of laws principles).

    k)  No Other Rights.  This Agreement shall not be construed to grant any
        ---------------
        rights by implication, estoppel, or otherwise, that are not granted through the express provisions of the Contract Documents.

    l)  Severability.  Each Project Statement is intended to constitute an
        ------------
        independent and distinct agreement of the parties, notwithstanding the fact that each shall be construed to incorporate all applicable provisions of this Agreement. If any provision of any Contract Document is held by a court of competent jurisdiction to be contrary to law, the remaining provisions of the Contract Document will remain in full force and effect and shall be interpreted, to the extent possible, to achieve the purpose of this Agreement and any affected Project Statements as originally expressed without the invalid, illegal or unenforceable provision.

    m)  Counterparts. This Agreement may be executed in multiple counterparts,
        ------------
        each of which taken together shall constitute a single instrument.

    n)  Entire Agreement.  The provisions of the Contract Documents, as in
        ----------------
        effect from time to time by their terms, constitute the entire agreement between the parties and supersede all prior agreements, oral or written, and all other communications relating to the subject matter of the Contract Documents. Any terms contained in invoices, acknowledgments, shipping instructions, or other forms that are inconsistent with or different from the terms of the Contract Documents shall be void and of no effect.

                            (Signature Page Follows)

SIGNATURES.  The parties have caused this Agreement to be executed by
----------
their duly Authorized Representatives.


Vicinity Corporation                    AltaVista Company


Signature_______________________        Signature___________________________

Print Name______________________        Print Name__________________________

Print Title_____________________        Print Title_________________________

                                   SCHEDULE A
                       VICINITY - PROPRIETARY INFORMATION


The bottom of each web page that displays any Vicinity Content must have the following hyper-linked notice: "Powered by Vicinity Corporation". The notice must hyperlink to a web page that displays the Vicinity URL `www.vicinity.com'.

Each map containing data from or derived from Geographic Data Technology supplied data will display the following copyright notice: "Map Data, GDT, Inc.
(C) 1999."

The bottom of each web page that displays a Canadian map image will include the following notice: "(C) 1999 Desktop Mapping Technologies Inc." The bottom of each web page that displays a European map image will include the following notice: "NAVTECH(TM) and (C) 1999 Navigation Technologies B.V. All rights reserved. Some portions (C) 1999 AND-USA, Inc."

Each driving directions display that uses Navigation Technologies data will include the following trademark and copyright notices conspicuously displayed within the image: "NAVTECH and (C) 1999 Navigation Technologies. All rights reserved."

The bottom of each web page that displays any Vicinity Content will include the following notice: "(C) 1999 Vicinity Corporation. All rights reserved. Terms of Use." The words "Terms of Use" will be hyperlinked to a Vicinity URL that displays Vicinity's then-current public end user terms and conditions of use. Such terms and conditions will be subject to change by Vicinity and its licensors at any time and from time to time.

                           PROJECT STATEMENT NO. 1
                                     to
                      the MASTER AGREEMENT No. 00400154
                                   between
                 VICINITY CORPORATION and ALTAVISTA COMPANY


     This Project Statement No. 1 entered into on January 11, 2000 and incorporates all terms and conditions in the Master Agreement No. 00400154 dated January 11, 2000 between the Vicinity Corporation ("Vicinity") and AltaVista Company ("AltaVista").

I.      Purpose

Vicinity will provide its Brand Finder services to Alta Vista for use on Alta Vista's Shopping.com shopping engine located at the following URL: http://shopping.altavista.com/home. The parties forecast a "go live" date of February 28, 2000.

II.     Project Managers

        Alta Vista               Vicinity
        ----------               --------
        Gannon Giguiere          Marty Himmelstein
        111 Theory               115 Etna Road
        Irvine, CA 92679         Lebanon, NH 03766

III.    Payments

A.      Annual License Fee for Brand Finder Services
        --------------------------------------------

        AltaVista shall pay Vicinity an annual license fee of * * * * for the Brand Finder services; provided, however, that Vicinity will waive this fee for the first year provided this Project Statement is signed by Alta Vista and returned to Vicinity on or before January 11, 2000.

B.      Customer Fees
        -------------

        If AltaVista elects to participate in Vicinity's Channel Partner Program, the following compensation shall be paid by Vicinity to
        AltaVista:

        1. Referral Fees - Subject to the terms and conditions of the Channel Partner Program, AltaVista will receive * * * * of the fees (of the first 12 months) received by Vicinity from customers that were referred by AltaVista.

        2. Integration Partner Fees - Subject to the terms and conditions of the Channel Partner Program, AltaVista will receive * * * * of the fees received

[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

            by Vicinity during the first twelve months and * * * * of the fees received in the subsequent years from customers recruited by AltaVista.


        Vicinity represents and warrants to AltaVista that as of the date hereof no other Internet portal has been afforded a more favorable compensation arrangement with respect to the Channel Partner Program than that outlined above.

C.      Revenue Splits
        --------------

        1. Priority Listing - Vicinity agrees to pay AltaVista * * * * of all Net Revenue (as defined) received from its customers for priority listings on the Shopping.com site. For purposes of the foregoing, "Net Revenue" shall mean all revenue received by Vicinity net of all Vicinity third party expenses directly related to obtaining such priority listing; provided that in no event shall such Vicinity expenses exceed 35% of Net Revenue.

        2.  Banner Ads or Other Advertising - AltaVista agrees to pay Vicinity
            * * * * of all Net Revenue (as defined) received for banner ads or other advertising on the Shopping.com site that contains Vicinity content. For purposes of the foregoing, "Net Revenue" shall mean all revenue received by AltaVista net of all third party expenses and costs directly related to providing such banner ads or other advertising including, but not limited to, third party sales commissions and ad serving fees. Such third party expenses and costs will not exceed similar third party costs and expenses related to banner ads and other advertising across the Shopping.com site.

IV.     Press Releases

The parties agree to issue one or more press releases related to this Project. The parties currently contemplate that they will issue a press release upon execution of the Master Agreement, and another Press Release upon implementation of the Brand Finder services on the Shopping.com site. The press releases will emphasize unique customer benefits and CMGI keiretsu benefits, and will feature quotes from upper level management of both companies.

V.      Project Deliverables

Vicinity will use good faith efforts to provide its Brand Finder services for the AltaVista Shopping.com site on or before February 28, 2000. Such forecast date is subject to AltaVista providing Vicinity the required data and assistance in a timely manner.

VI.     Term

This Project Statement shall be for a term of one (1) year from the date the Project Statement is executed by the parties, and shall automatically renew for additional one (1) year periods unless either party provides the other with written notice of termination at

[*]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

least ninety (90) days or more prior to the end of the then current term, or this Project Statement or the Master Agreement is terminated as otherwise provided.

VII.    Termination

This Project Statement may be terminated as provided above, or as provided for in the Master Agreement.

IN WITHNESS WHEREOF, the parties have caused the Project Statement to be executed by their duly authorized representatives.


Vicinity Corporation                      AltaVista Company

Signature_________________________        Signature_________________________

Print Name________________________        Print Name________________________

Print Title_______________________        Print Title_______________________

Date______________________________        Date______________________________